SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

                                                      Date of Report (Date of earliest event reported):

November 23, 2004

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

                    On November 23, 2004, the Performance-Based Compensation Committee of the Norfolk Southern Corporation Board of Directors approved the Form of 2005 Incentive Stock Option and Non-Qualified Stock Option Agreement, Form of 2005 Restricted Share Agreement and Form of 2005 Performance Share Unit Award under the Norfolk Southern Corporation Long-Term Incentive Plan and the Form of 2005 Restricted Stock Unit Agreement under the Norfolk Southern Corporation Restricted Stock Unit Plan, each attached hereto as an exhibit.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin

                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  November 23, 2004

EXHIBIT INDEX

Exhibit
Number                Description

99                        Form of 2005 Incentive Stock Option and Non-Qualified Stock Option Agreement
                            under the Norfolk Southern Corporation Long-Term Incentive Plan.

99                        Form of 2005 Restricted Share Agreement under the Norfolk Southern Corporation
                            Long-Term Incentive Plan.

99                        Form of 2005 Performance Share Unit Award under the Norfolk Southern Corporation
                            Long-Term Incentive Plan.

99                        Form of 2005 Restricted Stock Unit Agreement under the Norfolk Southern
                            Corporation Restricted Stock Unit Plan.